SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2006

PHARMOS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413

(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ	08830

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2006, Pharmos Corporation, Pharmos Ltd. and Yissum Research Development Company of the Hebrew University of Jerusalem executed Amendment No.1 to Research, Development and License Agreement (the “Amendment”), which is attached hereto as Exhibt 99.1. The Amendment clarifies that certain patents owned by Yissum shall be included in the scope of the license granted to Pharmos under the original Research, Development and License Agreement dated February 5, 1991.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1

Amendment No.1 to Research, Development and License Agreement between Pharmos Corporation, Pharmos Ltd. and Yissum Research Development Company of the Hebrew University of Jerusalem, dated May 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of June, 2006.

PHARMOS CORPORATION

By:	/s/ James A. Meer

Name: James A. Meer

Title: Senior Vice President and Chief Financial Officer